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                       SUPPLEMENT DATED DECEMBER 12, 2002
                SUPERCEDING SUPPLEMENT DATED DECEMBER 11,2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002


                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                              METLIFE ASSET BUILDER
                           VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


This Supplement supercedes the supplement dated December 11, 2002, and updates the following prospectus information:

1. Page 1: To request a free copy of the SAI or to ask questions, write or call;

                        Metropolitan Life Insurance Company
                        P.O. Box 740278
                        Atlanta, GA 30374
                        Attention: MetLife Asset Builder Unit
                        Toll Free Phone: (866) 438-6477

2.  Footnote 12 on page 10 is replaced with the following:

      Subject to MetLife's underwriting requirements, we may make available a withdrawal option to your Income Annuity. If the withdrawal option is available to your Income Annuity, you can choose to add a withdrawal option that permits you to withdraw amounts from your annuity. This option is described in more detail in the Prospectus.

3. The first sentence of the first paragraph under "Withdrawal Option" on page 30 is replaced with the following:

      Subject to MetLife's underwriting requirements, we may make available a withdrawal option to your Income Annuity. If the withdrawal option is available, you can choose to purchase an Income Annuity with this optional withdrawal feature.

4. The third paragraph under "Withdrawal Option" on page 30 is replaced with the following:

      Please also refer to the Tax Section of this Prospectus for a discussion of other adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

      Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

5. The first sentence of the second paragraph under "After the First Two Years in the Pay-Out Phase" on page 31 is replaced with the following:
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      You may withdraw up to an amount equal to 75% of the "withdrawal value" of the payments in the guarantee period under the Income Annuity.

6. The third and fourth paragraphs under "After the First Two Years in the Pay-Out Phase" on pages 31-32 are replaced with the following:

      Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the maximum "withdrawal value" of the payments in the guarantee period under the Income Annuity at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any Income Annuity payments payable after the guarantee period will not be reduced for the withdrawals you made.

7. The third sentence of the fourth paragraph under "Requesting a Withdrawal" on page 32 is replaced with the following:

      If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

8.  Insert the following new paragraph before "Charges" on page 39:

      We may make other fixed payment options available. If we make other fixed payment options available, you may also reallocate to these other fixed payment options, which do not permit further reallocations to either the Fixed Payment Option or the investment divisions of the Income Annuity. Income payments under these other fixed payment options may differ from income payments under the Income Annuity. It is not clear whether the effect of such a transfer will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

9. Insert the following new paragraph prior to "Systematic Withdrawal Program or Income Options for Substantially Equal Periodic Payments (SEPP)" on page 50:

      If you were under age 59-1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59-1/2 or (b) five years after income payments had begun, will also result in the retroactive imposition of the 10% penalty tax (with interest) on income payments previously received.

10. Insert the following new paragraph at the end of "Income Annuity Payments" on page 53:

      Note: It is uncertain how amounts received under the exercise of the withdrawal option are taxed. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the Income
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      Annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.




11. The second and third sentences in the second paragraph under "Exercise of Withdrawal Option" on page 57 are replaced with the following:

      It is uncertain how the amount of the withdrawal under a Non-Qualified Income Annuity is taxed. At the present time, we will apply a percentage, equal to the percentage reduction in the income payment stream which is being commuted, determined based upon the portion of your remaining investment in the Income Annuity (attributable to the period for which income payments are being reduced) against the amount withdrawn, in determining the taxable amount of the withdrawal. However, the IRS may impose a different methodology, which may result in a different taxable amount of each income payment. Consult your tax advisor prior to the exercise of the withdrawal option.




                       THIS SUPPLEMENT SHOULD BE READ AND
                         RETAINED FOR FUTURE REFERENCE.


ONE MADISON AVENUE                                                TELEPHONE:
NEW YORK, NEW YORK 10010                                          (866) 438-6477